CONSENT OF INDEPENDENT ACCOUNTANTS'

The Board of Directors of
         MedExec, Inc. and Subsidiaries

         SPI Managed Care, Inc.; and
         SPI Managed Care of Hillsborough County, Inc.

We consent to the inclusion of our report dated May 17, 1996, except as to Note 15, which is as of December 23, 1996, with respect to the combined financial statements of MedExec, Inc. and subsidiaries; SPI Managed Care, Inc.; and SPI Managed Care of Hillsborough County, Inc. as of December 31, 1995 and 1994, and the related combined statements of operations, stockholders' equity, and cash flows for each of the years in the three year period ended December 31, 1995, which report appears in the Form S-4 (No. 3334-11955) of The Lehigh Group, Inc. dated April 9, 1997 and reference to our firm under the heading "Experts".

/s/ KPMG Peat Marwick LLP

Miami, Florida
April 9, 1997

                       CONSENT OF INDEPENDENT ACCOUNTANTS'

The Board of Directors of:
         SPI Managed Care of Broward, Inc.

We consent to the inclusion of our report dated May 17, 1996, with respect to the financial statements of SPI Managed Care of Broward, Inc. as of December 31, 1995 and 1994, and the related statements of operations, stockholders' equity (deficit), and cash flows for each of the years in the two year period ended December 31, 1995, which report appears in the Form S-4 (No. 3334-11955) of The Lehigh Group, Inc. dated April 9, 1997 and reference to our firm under the heading "Experts".

/s/ KPMG Peat Marwick LLP

Miami, Florida
April 9, 1997

                       CONSENT OF INDEPENDENT ACCOUNTANTS'

The Board of Directors of
         Broward Managed Care, Inc.,


We consent to the inclusion of our report dated May 17, 1996 with respect to the financial statements of Broward Managed Care, Inc. as of December 31, 1995 and 1994, and related statements of operations, stockholders' equity, and cash flows for the years then ended, which report appears in the Form S-4 (No. 3334-11955) of The Lehigh Group, Inc. dated April 9, 1997 and reference to our firm under the heading "Experts".

/s/ KPMG Peat Marwick LLP

Miami, Florida
April 9, 1997

                      C0NSENT OF INDEPENDENT ACCOUNTANTS'


The Board of Directors of:
   First Medical Corporation

We consent to the inclusion of our report dated March 25, 1997, with respect to the consolidated balance sheet of First Medical Corporation as of December 31, 1996 and the related consolidated statements of income, stockholders' equity, and cash flows for the year then ended which report appears in Form S-4 (No. 3334-11955) of the Lehigh Group, Inc. dated April 9, 1997 and reference to our firm under the heading "Experts".


/S/ KPMG PEAT MARWICK LLP


Miami, Florida
April 9, 1997